UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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NEW JERSEY RESOURCES CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW JERSEY RESOURCES CORPORATION

1415 Wyckoff Road

Wall, New Jersey 07719

Dear New Jersey Resources Shareholder:

The Board of Directors of New Jersey Resources Corporation has decided to recommend an additional proposal for shareholder approval at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at 10:30 a.m., Eastern Standard Time, Wednesday, January 23, 2013. The new proposal has been added for the purpose of re-approving the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code. Because this proposal was not described in our Proxy Statement, dated December 12, 2012, we are providing additional information in the enclosed Supplement to Proxy Statement and an amended proxy card or voting instruction card to allow shareholders to vote on this proposal.

The date and place for the Annual Meeting has not changed.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD.

You may vote on all four proposals by one of the alternatives described in the accompanying Supplement to the Proxy Statement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

In order to vote on the newly-added proposal, you must sign and return the enclosed revised proxy card, vote by telephone or over the Internet or attend the meeting and vote in person. Your vote on this new proposal is very important. Therefore, we request that you complete the attached revised proxy card with your vote on Proposals 1-4, regardless of whether or not you have already returned the original proxy card previously sent to you, or vote by telephone or over the Internet. If you already completed and returned the original proxy card, completing, signing and mailing the enclosed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal.

FOR ASSISTANCE WITH RESPECT TO VOTING ON THE PROPOSALS PLEASE CALL OUR PROXY SOLICITORS EAGLE ROCK PROXY ADVISORS LLC AT 855-706-2379.

Your vote is important. Please read the Proxy Statement that was previously made available to shareholders and the Supplement to the Proxy Statement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Questions and Answers About the Meeting and New Proposal 4”. Thank you.

Sincerely,

Laurence M. Downes
Chairman of the Board and
President and Chief Executive Officer

Wall, New Jersey

January 11, 2013

NEW JERSEY RESOURCES CORPORATION

1415 Wyckoff Road

Wall, New Jersey 07719

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 23, 2013

The Annual Meeting of Shareholders (the “Meeting”) of New Jersey Resources Corporation will be held at 10:30 a.m., Eastern Standard Time, Wednesday, January 23, 2013, at the Robert B. Meyner Reception Center at the PNC Bank Arts Center (Exit 116 on the Garden State Parkway) Holmdel, New Jersey 07733, for the following purposes:

1. To elect as directors the five nominees to the Board of Directors named in the attached proxy statement, four of them for terms expiring in 2016, and one for a term expiring in 2014

2. To approve a non-binding advisory resolution approving the compensation of our named executive officers

3. To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013

4. To re-approve the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code

5. To transact any other business that may properly be brought before the Meeting or any adjournments or postponements thereof

The Board of Directors has fixed the close of business on November 27, 2012, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Meeting.

The preceding items of business are more fully described in the Company’s Proxy Statement, dated December 12, 2012, with the exception of Proposal 4, which is described in the accompanying Supplement to Proxy Statement. If you received a Notice of Internet Availability of Proxy Materials on or about December 14, 2012, you may access the Proxy Statement online at www.proxyvote.com. Otherwise, you should have received printed copies of the Proxy Statement on or about December 14, 2012. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. We expect to mail this Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Shareholders on or about January 11, 2013.

If you do not expect to attend the meeting in person, you are requested to vote: (1) by telephone as directed on the instructions that you received; (2) over the Internet as directed on the instructions that you received; or (3) by completing, signing and dating the enclosed proxy card and returning it without delay. Voting by phone, Internet or mail will not prevent you from later revoking that proxy and voting in person at the Annual Meeting.

RHONDA M. FIGUEROA Corporate Secretary

Wall, New Jersey

January 11, 2013

NEW JERSEY RESOURCES CORPORATION

1415 Wyckoff Road

Wall, New Jersey 07719

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD JANUARY 23, 2013

This Supplement to Proxy Statement (this “Supplement”) supplements and amends the Proxy Statement, dated as of December 12, 2012 (the “Proxy Statement”), previously made available to shareholders in connection with the solicitation of proxies for use at the 2013 Annual Meeting of Shareholders of New Jersey Resources Corporation, or at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The Board of Directors (the “Board”) has designated the Robert B. Meyner Reception Center at the PNC Bank Arts Center (Exit 116 on the Garden State Parkway), Holmdel, New Jersey 07733 as the place of the Meeting. The Meeting will be called to order at 10:30 a.m., Eastern Standard Time, on Wednesday, January 23, 2013. The Board solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “New Jersey Resources,” “NJR,” “we,” “us,” “our” or “the Company” means New Jersey Resources Corporation. Capitalized terms used in this Supplement and not otherwise defined have the meaning given to them in the Proxy Statement.

The Board of Directors has fixed the close of business on November 27, 2012, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Meeting.

This Supplement is being furnished to provide information related to a newly added Proposal 4 that the Board has recommended for shareholder approval at the Meeting (“Proposal 4”), which would re-approve the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (the “Code”).

This Supplement does not provide all of the information that is important to your decisions in voting at the Meeting. Additional information is contained in the Proxy Statement for the Meeting that was previously made available to our shareholders. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on or about December 14, 2012, you may view the Proxy Statement, the Annual Report to Shareholders, this Supplement, the amended proxy card, and the Amended Notice of 2013 Annual Meeting of Shareholders at http://investor.njresources.com/annual-proxy.cfm. Otherwise you should have received printed copies of the Proxy Materials on or about December 14, 2012.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the Proxy Statement, in that the enclosed proxy card or voting instruction card includes the additional Proposal 4. You may vote on all four proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 4.

Except for the addition of newly added Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed with the Securities and Exchange Commission and being made available to shareholders on or about January 11, 2013.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND NEW PROPOSAL 4

1.	What am I voting on?

You will be voting on each of the following items of business:

•	The election as directors of five nominees to the Board of Directors, four of them for terms expiring in 2016 and one for a term expiring in 2014

•	The approval of a non-binding advisory resolution approving the compensation of our named executive officers

•	The ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013

•	The re-approval of the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan (the “2007 Plan”) pursuant to Section 162(m) of the Code

•	Any other business that may properly come before the Meeting or any adjournments or postponements thereof

2.	What are the voting recommendations of the Board?

For the reasons set forth in more detail in the Proxy Statement and in this Supplement, THE BOARD RECOMMENDS THAT YOU VOTE:

•	FOR THE PROPOSED NOMINEES FOR THE BOARD;

•	FOR THE NON-BINDING ADVISORY RESOLUTION REGARDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS;

•	FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP;

•	FOR THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE NEW JERSEY RESOURCES CORPORATION 2007 STOCK AWARD AND INCENTIVE PLAN PURSUANT TO SECTION 162(M) OF THE CODE.

3.	How can I obtain electronic access to the proxy materials?

You may view the Proxy Statement, the Annual Report, this Supplement, the amended proxy card, and the Amended Notice of Annual Meeting of Shareholders at http://investor.njresources.com. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), which we mailed on or about December 14, 2012, provides you with instructions regarding how to:

•	View the proxy materials for the Meeting on the Internet; and

•	Instruct us to send future proxy materials to you electronically by email.

4.	How do I vote?

Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker or other nominee) or employees who hold Common Stock through our NJR Employees’ Retirement Savings Plan (our “401(k) Plan”) may vote in person at the Meeting or by proxy. There are three ways for registered shareholders and employees who own Common Stock through our 401(k) Plan to vote by proxy:

•	By mail: If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction.

•	By Internet: Connect to the Internet at http://www.proxyvote.com and follow the instructions included on the proxy card or voting instruction.

•	By telephone: Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction.

Registered shareholders and participants in our 401(k) and any other plans holding shares of Common Stock are urged to deliver proxies or voting instructions by calling the toll-free telephone number, by using the Internet or by completing and mailing the proxy card or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are included on the enclosed proxy card or voting instruction. If you received your proxy materials via mail, registered shareholders and plan participants may send their proxies or voting instructions by completing, signing and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed prepaid envelope.

Shareholders who hold Common Stock through banks, brokers or other nominees (“street name shareholders”) who wish to vote at the Meeting should receive voting instructions from the institution that holds their shares. Please contact the institution that holds your shares if you have not received voting instructions. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction; or by completing, dating and signing the voting instruction and returning it promptly in the enclosed prepaid envelope.

The deadline for voting via the Internet or telephone is 11:59 p.m., Eastern Standard Time, on January 22, 2013.

5.	What vote is needed to approve Proposal 4?

In order for Proposal 4 to pass, it must receive the affirmative vote of the holders of a majority of the shares cast with respect to such proposal, provided that the total vote cast on the proposal represents over 50 percent of the outstanding shares of Common Stock. Based on NYSE rules, we believe that the re-approval of the material terms of the performance goals under the 2007 Plan is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares “FOR” the re-approval of the material terms of the performance goals under the 2007 Plan.

Abstentions and broker non-votes on Proposal 4 will have no effect on Proposal 4, provided that the total vote cast on the proposal represents over 50 percent of the outstanding shares of Common Stock.

If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Meeting with respect to all other proposals but will not be counted in determining whether the total vote cast on Proposal 4 represents over 50 percent of the outstanding shares of Common Stock. Therefore, we urge you to cast your vote on Proposal 4 using one of the methods set forth in Question 4 above.

6.	What should I do if I have previously voted?

In order to vote on Proposal 4, you must sign and return the revised proxy card enclosed with this Supplement, vote by telephone or over the Internet as described above or attend the meeting and vote in person. If you already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card, the signed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already completed and returned the original proxy card previously sent to you and you do not complete and return a signed revised proxy card, your vote for Proposals 1, 2 and 3 as indicated on the original proxy card will be voted at the Meeting, but will not include a vote on Proposal 4. If you have already voted by telephone or over the Internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted by telephone or over the Internet and do not vote again, your vote for Proposals 1, 2 and 3 will be recorded but will not include a vote on Proposal 4.

7.	Who pays the cost of proxy solicitation?

All expenses of soliciting proxies, including clerical work, printing and postage will be paid by us. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or Internet, but we will not provide any compensation for such solicitations. In addition, we have agreed to pay Eagle Rock Proxy Advisors a fee of approximately $10,000, plus reasonable expenses, for proxy solicitation services, including the services it has already provided in connection with Proxy Statement. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of nominees for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

8.	What if I change my mind after I vote?

Whether you vote by telephone, Internet or by mail, you may later change or revoke your proxy at any time before it is exercised by (i) submitting a properly signed proxy with a later date, (ii) voting by telephone or the Internet at a later time, or (iii) voting in person at the Meeting. See the enclosed revised proxy card for instructions. Attendance at the Meeting will not by itself revoke a previously granted proxy.

If you are a shareholder whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee to change or revoke your previously given proxy.

RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2007

STOCK AWARD AND INCENTIVE PLAN PURSUANT TO SECTION 162(M) OF THE INTERNAL

REVENUE CODE

[Item 4 on revised proxy card]

Item 4

Overview

The Board recommends that shareholders vote “FOR” the re-approval of the material terms of the performance goals under the Company’s 2007 Stock Award and Incentive Plan (the “2007 Plan”). A description of the material terms of the 2007 Plan is described below. The discussion is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached to this Supplement as Exhibit A.

At the Annual Meeting in January 2007, shareholders approved the 2007 Plan, which the Board and the Leadership Development and Compensation Committee (“LDCC”) had previously approved. The 2007 Plan became effective as of January 24, 2007. The Company amended and restated the 2007 Plan as of January 1, 2009, in order to make necessary changes to address Section 409A of the Internal Revenue Code (“Code”).

The 2007 Plan authorizes a broad range of awards that the LDCC may grant at its discretion, including:

•	Restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer

•	Performance shares or other stock-based performance awards (these include deferred retention stock or restricted stock awards that may be earned by achieving specific performance objectives)

•

Deferred stock, a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture (shares of forfeitable deferred stock are sometimes called “restricted stock units”)

•	Maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a participant in the 2007 Plan

•	Cash-based performance awards tied to achievement of specific performance objectives

•	Other awards based on Common Stock

•	Dividend equivalents

•	Stock options (incentive stock options and non-qualified stock options)

•	Stock appreciation rights

•	Shares issuable in lieu of rights to cash compensation

We believe the 2007 Plan assists the Company in:

•	Attracting, retaining, motivating and rewarding officers, employees, directors, consultants and advisors of the Company and our subsidiaries and affiliates

•	Strengthening our capability to develop, maintain and direct a competent management team

•	Providing equitable and competitive compensation opportunities

•	Recognizing individual contributions and rewarding achievement of our goals

•	Promoting creation of long-term value for shareholders by closely aligning the interests of participants with the interests of shareholders

Background

Shareholders are being asked to re-approve the material terms of the performance goals currently contained in the 2007 Plan so that the Company can continue to deduct from its U.S. Federal corporate income taxes the full amount of the incentive awards paid under the 2007 Plan that otherwise qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

Shareholders are not being asked to approve an increase in the number of shares available for grant under the 2007 Plan or any other amendment to the 2007 Plan, nor are they being asked to re-approve the 2007 Plan itself. The terms of the 2007 Plan will remain unchanged and the re-approval does not affect the nature and amount of awards available for grant under the 2007 Plan.

If shareholders re-approve the material terms of the performance goals under the 2007 Plan at the Meeting, the LDCC currently anticipates that, to the extent practicable and in our best interest, performance-based compensation programs will be designed to satisfy the requirements of Section 162(m) of the Code to permit the deduction for tax purposes of the full amount of such awards. The LDCC and the Board recognize, however, that there may be business considerations that dictate that they grant annual cash bonus awards and other equity incentive awards that may not be deductible under Section 162(m) of the Code.

Under Section 162(m) of the Code, compensation in excess of $1,000,000 paid in any one year to a public corporation’s covered employees who are employed by the corporation at year-end will not be deductible for federal income tax purposes unless the compensation is considered “qualified performance-based compensation” under Section 162(m) of the Code (or another exemption is met). Covered employees include the Chief Executive Officer and our three other most highly compensated executive officers as of the last day of the taxable year other than our Chief Executive Officer or Chief Financial Officer (“Covered Employees”).

In order to qualify as qualified performance-based compensation, among other requirements, Section 162(m) of the Code requires that shareholders approve the material terms of the performance goals under which the compensation may be paid under a plan every five years. If the shareholders re-approve the material terms of the performance goals under the 2007 Plan pursuant to Section 162(m) of the Code at the Meeting, then performance-based awards granted to Covered Employees following such shareholder approval, in the LDCC’s discretion, can be designed to be Section 162(m) compliant awards. If the material terms of the performance goals of the 2007 Plan are not re-approved at the Meeting, then any incentives granted in the future to our Covered Employees (other than options and stock appreciation rights (“SARs”) granted with an exercise or base price at least equal to 100 percent of the fair market value of the stock as of the grant date) will not qualify as “qualified performance-based compensation” and will count against the $1,000,000 deductible compensation limit otherwise imposed by Section 162(m) of the Code.

Since the shareholder approval of the 2007 Plan at the 2007 Annual Meeting, the Company has not yet obtained shareholder re-approval of the material terms of the performance goals under the 2007 Plan pursuant to Section 162(m) of the Code. Therefore, it is necessary that the shareholders re-approve the material terms of the performance goals under the 2007 Plan at the Meeting for qualified performance-based awards made subsequent to January 25, 2012 (five years following shareholder approval of the 2007 Plan), to not count against the $1,000,000 deduction limit under Section 162(m) of the Code.

Mr. Downes is the only Covered Employee with annual compensation greater than $1,000,000. Therefore, the only performance-based awards granted by the LDCC to Covered Employees subsequent to January 25, 2012, that are potentially subject to the Section 162(m) limitation are the annual cash bonus award and the long-term performance-based equity incentive awards granted by the LDCC to Mr. Downes in November 2012 (the “November Awards”).

In order that the November Awards made to Mr. Downes qualify for the Section 162(m) of the Code exemption, Mr. Downes has agreed with the LDCC to forfeit the November Awards if the shareholders fail at the Meeting to re-approve the material terms of the performance goals under the 2007 Plan pursuant to Section 162(m) of the Code. By putting the November Awards at-risk of forfeiture, the Company believes that upon shareholder approval of this proposal at the Meeting, the November Awards should not count against the $1,000,000 deduction limit under Section 162(m) of the Code, provided that such awards otherwise qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

The rules and regulations promulgated under Section 162(m) of the Code are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the Section 162(m) limitations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) of the Code and/or deductible by the Company. Under the 2007 Plan, options and SARs granted with an exercise price or base price at least equal to 100 percent of fair market value of the underlying stock at the date of grant, and certain other awards which are conditioned upon achievement of performance goals can be designed to qualify as “qualified performance-based” compensation. A number of requirements must be met under Section 162(m) of the Code in order for particular compensation to so qualify for the exception such that there can be no assurance that “qualified performance-based” compensation under the 2007 Plan will be fully deductible under all circumstances. In addition, other awards under the 2007 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not so qualify for the exception under Section 162(m) of the Code, so that compensation paid to certain Covered Employees in connection with such awards may, to the extent it and other compensation subject to Section 162(m) of the Code’s deductibility cap exceed $1 million in a given taxable year, not be deductible by the Company as a result of Section 162(m) of the Code. Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Code Sections 4999 and 280G.

Administration

The 2007 Plan is administered by the LDCC, except that the Board may itself act to administer the 2007 Plan. The Board must perform the functions of the LDCC for purposes of granting awards to non-employee directors. (References to the “LDCC” here mean the LDCC or the full Board exercising authority with respect to a given award.) The 2007 Plan provides that the composition and governance of the LDCC shall be established in the LDCC’s charter adopted by the Board. Subject to the terms and conditions of the 2007 Plan, the LDCC is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2007 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2007 Plan (to the extent not inconsistent with the Plan). Nothing in the 2007 Plan precludes the LDCC from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers, outside of the 2007 Plan. The Board of Directors rather than the LDCC will exercise authority under the 2007 Plan to grant awards to non-employee directors, and as to other LDCC determinations to make grants under the 2007 Plan the Board will generally review those decisions and determine whether or not to ratify them. The 2007 Plan authorizes the LDCC to delegate authority to executive officers to the extent permitted by applicable law, but such delegation will not authorize grants of awards to executive officers without direct participation by the LDCC. The 2007 Plan provides that members of the LDCC and the Board shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2007 Plan.

Under the LDCC Charter, each member of the LDCC must be determined by the Board to: (i) meet the independence requirements of the New York Stock Exchange (“NYSE”); (ii) qualify as “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “1934 Act”); and (iii) meet the “outside director” requirements of Section 162(m) of the Code.

Eligibility

Executive officers and all other employees of the Company and its subsidiaries and affiliates, non-employee directors serving on the Board and others who provide substantial services to the Company and its subsidiaries and affiliates, are eligible to be granted awards under the 2007 Plan. In addition, any person who has been offered employment by the Company or a subsidiary or affiliate may be granted awards, but such prospective grantee may not receive any payment or exercise any right relating to the award until he or she has commenced employment or the providing of services. The selection of participants and the nature and size of the awards granted to participants is subject to the discretion of the LDCC (except as described above). For these purposes, an affiliate is a joint venture in which the Company or any subsidiary has a substantial equity investment (whether direct or indirect).

Performance Goals

The LDCC may grant performance awards, which may be awards of a specified cash amount or may be share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the LDCC. If so determined by the LDCC, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the LDCC in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

•	Revenues;

•	Expenses;

•	Gross margin or gross profit, including pre-tax profit before payment of specified compensation;

•

Any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders;

•	Operating margin or operating profit;

•	Earnings or earnings per share (EPS), including or excluding extraordinary items;

•	Operating cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

•	Return on equity, assets, capital employed or investment;

•	Economic profit or value created;

•	Stock price or total shareholder return; and/or

•

Strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, regulatory initiatives, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, customer satisfaction, employee satisfaction, credit agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or lines of business.

The LDCC retains discretion to set the level of performance for a given performance goal that will result in the earning of a specified amount under a performance award. These goals may be set with fixed, quantitative targets, targets relative to past performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the LDCC for comparison. The LDCC may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the LDCC. As an example, one type of performance award that may be granted under the 2007 Plan is annual incentive awards, payable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified year. The performance goals can be based upon the Company, on a consolidated basis, and/or specified subsidiaries or affiliates or other business units.

Award Limitations

The 2007 Plan allows the Company to grant the following types of awards: stock options, stock appreciation rights, restricted stock, deferred stock, deferred retention stock, restricted stock units, stock bonus awards, performance-based awards, dividend equivalents, and other stock-based and cash-based awards. The number of shares that may be issued under the 2007 Plan is limited to (i) 1,125,000 (which is the original 750,000 shares after adjustment for the 3-for-2 stock split in March 2008) plus (ii) the number of shares that, immediately prior to the effective date of the 2007 Plan, remained available for new awards under the Company’s prior plans plus (iii) the number of shares subject to awards under the Company’s prior plans which become available in accordance with the 2007 Plan following its effective date (with (ii) and (iii) as adjusted for the 3-for-2 stock split in March 2008); provided, however, that the total number of shares with respect to which incentive stock options may be granted will not exceed 1,125,000 (which is the original 750,000 shares after adjustment for the 3-for-2 stock split in March 2008).

The 2007 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given calendar year in order to qualify awards as “qualified performance-based compensation” not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any calendar year be granted share-denominated awards under the 2007 Plan relating to more than his or her “Annual Limit.” The Annual Limit equals 450,000 shares (the original 300,000 shares as adjusted for the 3-for-2 stock split in March 2008) plus the amount of the participant’s unused Annual Limit relating to share-based awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. In the case of cash-denominated awards, the 2007 Plan limits performance awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $2.5 million plus the amount of the participant’s unused cash Annual Limit as of the close of the previous year. The per-person limit for cash-denominated performance awards does not operate to limit the amount of share-based awards, and vice versa. These limits apply only to awards under the 2007 Plan, and do not limit the Company’s ability to enter into compensation arrangements outside of the 2007 Plan.

Amendment and Termination

The Board may amend, suspend, discontinue, or terminate the 2007 Plan or the LDCC’s authority to grant awards thereunder without shareholder approval, except as required by law or regulation or under the rules of the NYSE. NYSE rules require shareholder approval of any material amendment to the 2007 Plan. Under these rules, however, shareholder approval will not necessarily be required for all amendments which might increase the cost of the 2007 Plan or broaden eligibility. Unless earlier terminated, the authority of the LDCC to make grants under the 2007 Plan will terminate ten years after the latest shareholder approval of the entire 2007 Plan (January 2017) (not from the date of re-approval of the material terms of the performance goals), and the 2007 Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Vesting, Forfeitures, and Related Award Terms

The LDCC may in its discretion determine the vesting schedule of options, restricted stock and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

In addition, the 2007 Plan gives the LDCC authority to provide that, in the event of a Change in Control of the Company, outstanding awards will vest on an accelerated basis and options and SARs will be exercisable, and performance conditions (if any are specified for an award) will be deemed met at specified levels. The distribution of awards upon a Change in Control may be limited by applicable restrictions under Section 409A and may no longer qualify at that time as qualified performance-based compensation under Section 162(m) of the Code.

2007 Plan Benefits

The grant of awards under the 2007 Plan is discretionary, and we cannot currently determine the number or type of awards to be granted in the future to any particular person or group. Please see the “Grants of Plan-Based Awards in Fiscal Year 2012” table on pages 51 of the Proxy Statement for information on awards granted to our named executive officers in fiscal year 2012. Information regarding awards to, and payout of, performance-based compensation to our named executive officers is set forth under “Compensation Discussion and Analysis” and in the supplementary compensation tables on pages 27 to 69 of the Proxy Statement.

The last reported closing price per share of the Common Stock as reported by the NYSE on January 9, 2013 was $39.33 per share. The 2007 Plan is attached as Exhibit A to this Supplement.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2007 STOCK AWARD AND INCENTIVE PLAN PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE.

OTHER MATTERS

The Board is not aware of any matters to be presented for action at the Meeting other than as set forth in the Proxy Statement as supplemented by this Supplement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

RHONDA M. FIGUEROA
Corporate Secretary

Dated: January 11, 2013

Exhibit A

NEW JERSEY RESOURCES CORPORATION

2007 STOCK AWARD AND INCENTIVE PLAN

As amended and restated,

January 1, 2009

NEW JERSEY RESOURCES CORPORATION

2007 STOCK AWARD AND INCENTIVE PLAN

NEW JERSEY RESOURCES CORPORATION

2007 STOCK AWARD AND INCENTIVE PLAN

1. Purpose. The purpose of this 2007 Stock Award and Incentive Plan (the “Plan”) is to aid New Jersey Resources Corporation, a New Jersey corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other service providers of the Company or its subsidiaries or affiliates, strengthening the Company’s capability to develop, maintain and direct a competent management team, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for shareholders by closely aligning the interests of Participants with those of shareholders. The Plan authorizes stock-based and cash-based incentives for Participants. The Plan is amended and restated effective January 1, 2009 solely to comply with the requirements of Code Section 409A.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Limit” shall have the meaning specified in Section 5(b).

(b) “Award” means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death.

(d) “Board” means the Company’s Board of Directors.

(e) “Change in Control” and related terms have the meanings as defined in Section 9.

(f) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(g) “Code Section 409A” shall mean Section 409A of the Code and all regulations issued thereunder.

(h) “Committee” means the Leadership Development and Compensation Committee of the Board (or a designated successor to such committee), the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder (except to the extent limited under applicable New York Stock Exchange rules), in which case the term “Committee” shall refer to the Board.

(i) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(j) “Deferred Stock” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(k) “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(l) “Effective Date” means the effective date specified in Section 11(p).

(m) “Eligible Person” has the meaning specified in Section 5.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(o) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on a given day shall be, as specified by the Committee, either (1) the average of the high and low sales prices of the Stock, or (2) the closing price of the Stock, on the date on which it is to be valued hereunder as reported for New York Stock Exchange — Composite Transactions. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR and relating to the market value of Stock measured at the time of exercise shall conform to requirements under Code Section 409A in order to be exempt from Code Section 409A.

(p) “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(q) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(r) “Option” means a right to purchase Stock granted under Section 6(b).

(s) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(t) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(u) “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) or 7, to receive cash, Stock or other Awards or payments.

(v) “Preeexisting Plan” means the Employee and Outside Director Long-Term Incentive Compensation Plan (effective January 23, 2002).

(w) “Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(x) “Stock” means the Company’s Common Stock, par value $2.50 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(y) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant or each Award), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and shareholders. The foregoing notwithstanding, (i) the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (the functions of the Committee with respect to other aspects of non-employee director awards is not exclusive to the Board, however); and (ii) Committee decisions with regard to the grant of awards [to executive officers] will be subject to the ratification of the Board of Directors, unless otherwise determined by the Board.

(b) Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under applicable provisions of the New Jersey Business Corporation Act.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject To Plan.

(a) Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 1,125,000 shares (after adjustment for the 3-for-2 stock split in March 2008), plus (ii) the number of shares that, immediately prior to the Effective Date, remain available for new awards under the Preexisting Plan plus (iii) the number of shares subject to awards under the Preexisting Plan which become available in accordance with Section 4(b) after the Effective Date; provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed the number specified under clause (i) above (and the number of shares set forth in (ii) and (iii) shall be adjusted for the 3-for2 stock split in March 2008). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan or an award under the Pre-existing Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award or award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) shares that are withheld from such an Award or award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an Award or award shall be deemed to constitute shares not delivered and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate or with which the Company or a subsidiary or affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares reserved under the Plan.

5. Eligibility; Per-Person Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means (i) an employee of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company or a subsidiary or affiliate, (ii) any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate, (iii) any non-employee director of the Company, and (iv) any person who provides substantial services to the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under the Plan relating to up to his or her Annual Limit. A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 450,000 shares (after adjustment for the 3-for-2 stock split in March 2008) plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $2.5 million plus the amount of the Eligible Person’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid, and (iii) the Annual Limit applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award.

6. Specific Terms Of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k) and the terms of the Award agreement. The Committee may require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)	Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines may be granted with an exercise price per share of Stock other than as required above. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock is issued, except as provided in Section 11(c) of the Plan.

(ii)	Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii)	ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)	Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii)	Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award. Limited SARs that may only be exercised in connection with a Change in Control or termination of service following a Change in Control as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)	Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, subject to the following terms and conditions:

(i)	Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(l)), as determined by the Committee at the date of grant or thereafter.

(ii)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes. Deferred Stock subject to a risk of forfeiture may be called “restricted stock units” or otherwise designated by the Committee.

(iii)	Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards.

(a) Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i)	Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards:

(1) Revenues;

(2) Expenses;

(3) Gross margin or gross profit;

(4) Any earnings or net income measure, including earnings from operations, earnings before taxes, earnings before interest and/or taxes and/or depreciation, statutory earnings before realized gains (losses), or net income available to common shareholders;

(5) Operating margin or operating profit;

(6) Earnings or earnings per share (EPS), including or excluding extraordinary items;

(7) Operating cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

(8) Return on equity, assets, capital employed or investment;

(9) Economic profit or value created;

(10) Stock price or total shareholder return; and

(11) Strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, total market capitalization, business retention, new product generation, rate increase actions, geographic business expansion goals, cost targets (including cost of capital), investment portfolio yield, customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates, joint ventures or lines of business.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Performance Goals may be particular to a Participant, the Company or a division, subsidiary or other business segment of the Company, or may be based on the performance of the Company as a whole.

(iii)	Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv)	Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b) beyond the level of payment authorized for achievement of the performance goal specified under this Section 7(b) based on the actual level of achievement of such goal. Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable To Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l) and subject to the restriction on repricing under Section 11(e), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l). Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A.

9. Change in Control.

(a) Effect of “Change in Control.” In the event of a “Change in Control,” the Committee may provide that any of the following provisions shall apply in the Award document or otherwise:

(i)	The lapse of forfeiture conditions and other restrictions applicable to Awards granted under the Plan, and/or the payment of such Awards as of the time of the Change in Control or other specified time without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(ii)	The vesting and exercisability of any Award carrying a right to exercise that was not previously exercisable and vested as of the time of the Change in Control and, upon any termination of employment or service by the Participant other than a termination for cause within two years after the Change in Control, provision for such Awards to remain outstanding and exercisable until the earlier of three years after such termination or the stated expiration date of such Award, subject only to applicable restrictions set forth in Section 11(a);

(iii)	The lapse of any deferral of settlement terms, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan and provision for such Awards to be fully payable as of the time of the Change in Control or other specified time without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a); and

(iv)	With respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions may be deemed to be met or exceeded.

provided, however, that no distribution shall occur with respect to a 409A Award unless the Change in Control also constitutes a 409A Ownership/Control Change.

(b) Definition of “Change in Control.” “Change in Control” means the occurrence of any one of the following events after the date of grant of any affected Award:

(i)	Any Person (as defined below) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) Voting Securities (as defined below) of the Company and, immediately thereafter, is the “beneficial owner” (within the meaning of Rule 13d-3, as promulgated under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Voting Securities of the Company representing fifty percent (50%) or more of the combined Voting Power (as defined below) of the Company’s securities;

(ii)	Within any 12-month period, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least a majority of the directors who then qualified as Incumbent Directors either actually or by prior operation of this Section 9(b)(ii); or

(iii)

The stockholders of the Company have approved a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company, or a complete liquidation of the Company (a “Corporate Event”), and such Corporate Event has been consummated, except that a Corporate Event shall not trigger a Change in Control under this clause (iii) if the shareholders of the Company immediately prior to such Corporate Event shall hold, directly or indirectly immediately following such Corporate Event a majority of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation, (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation.

For purposes of this Section 9(b), “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Company or any subsidiary of the Company or (ii) any employee benefit plan sponsored by the Company or any subsidiary of the Company. For purposes of this Section 9(b), a specified percentage of “Voting Power” of a company shall mean such number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and “Voting Securities” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

(c) Definition of “409A Ownership/Control Change.” A “409A Ownership/Control Change” shall be deemed to have occurred with respect to a Participant if a Change in Control occurs which involves transactions which constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A with respect to such Participant.

10. Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to retain cash, Stock, other Awards, or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its subsidiaries and affiliates and the officers, directors and affiliates of the Company and its subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.

11. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant for purposes of estate-planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee and the Committee has determined that there will be no transfer of the Award to a third party for value, and subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange, liquidation, dissolution, equity restructuring as defined under FAS 123R, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate or, in the case of any outstanding Award, which is necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, including the number of shares available under Section 4, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(l)), and (v) the performance goals or conditions of outstanding Awards that are based on share prices. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no adjustment under this Section 11(c) shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, (iii) would cause a Non-409A Award to be subject to Code Section 409A, or (iv) would violate Code Section 409A for a 409A Award.

(d) Tax Provisions.

(i)

Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii)	Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)	Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of the New York Stock Exchange , or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to shareholders for approval. The Committee is authorized to amend outstanding awards, except as limited by the Plan. The Board and Committee may not amend outstanding Awards (including by means of an amendment to the Plan) without the consent of an affected Participant if such an amendment would materially and adversely affect the rights of such Participant with respect to the outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant, and any discretion that is reserved by the Board or Committee with respect to an Award is unaffected by this provision). Without the approval of shareholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” which for this purpose means any of the following or any other action that has the same effect:

•	Lowering the exercise price of an option or SAR after it is granted;

•	Any other action that is treated as a repricing under generally accepted accounting principles;

•	Canceling an option or SAR at a time when its exercise price exceeds the fair market value of the underlying Stock, in exchange for another option or SAR, restricted stock, other equity, cash or other property; this shareholder approval requirement will apply to any repurchase or buyout of such an option or SAR authorized under any other provision of the Plan;

provided, however, that the foregoing transactions shall not be deemed a repricing if pursuant to an adjustment authorized under Section 11(c). With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification. A cancellation and exchange described in clause (iii) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant. Notwithstanding the above, the Board and Committee shall have no authority to amend or modify 409A Awards in any manner that would violate Code Section 409A.

(f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b) and (c), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations on Awards to Ensure Compliance with Section 409A.

(i)	409A Awards and Deferrals. Other provisions of the Plan notwithstanding, the terms of any 409A Award (which for this purpose means only such an Award held by an employee subject to United States federal income tax), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be subject to the following rules and limitations and shall be interpreted in a manner as to comply with Code Section 409A:

(A)	If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(i)	Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;

(ii)	With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the earlier of (A) the December 31 immediately preceding the end of the performance measurement period applicable to such incentive pay or (B) the date six months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

(iii)	With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Company’s fiscal year preceding the year in which the fiscal year compensation is earned; or

(iv)

With respect to Awards of restricted stock units or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least 12 months, on or before the 30th day following the grant of such Award, provided that the election is made at least 12 months in advance of the earliest date at which the forfeiture condition could lapse.

(B)	The Committee may, in its sole discretion, permit Participants to submit additional deferral elections with respect to amounts previously subject to an Initial Deferral Election in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), but if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant’s death, the Subsequent Deferral Election further defers the payment for a period of not less than 5 years from the date such payment would otherwise have been made, or in the case of installment payments, 5 years from the date the first installment was scheduled to be paid, and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made, or in the case of installment payments, 12 months prior to the date the first installment was scheduled to be paid. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of clauses (i), (ii), and (iii) above.

(C)	The time and form of payment of a 409A Award shall be set forth in an Applicable Award agreement. If such time and form of payment is not set forth in the Award Agreement, the 409A Award shall be paid in a lump sum within 75 days of a Participant’s Separation from Service (as defined below). For purposes of 409A, the entitlement to a series of installment payments will be treated as the entitlement to a single payment.

(D)	The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as allowed under Code Section 409A.

(E)	Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a Separation from Service within the meaning of Code Section 409A. A Separation from Service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than 50% of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to continue employment and to not have a Separation from Service while on a leave of absence if the leave does not exceed 6 consecutive months (29 months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For this purpose, a “disability leave of absence” is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 6 months, where such impairment causes the Participant to be unable to perform the duties of his job or a substantially similar job. Continued services solely as a director of the Company or an Affiliate shall not prevent a Separation from Service from occurring;

(F)	Notwithstanding the provisions of Section 11(k)(i)(C) above, any distribution of a 409A Award that would be made within six months following a Separation from Service of a “Specified Employee” as defined under Code Section 409A and as determined under procedures adopted by the Board of Directors of the Company or its delegate shall instead occur on the first day of the seventh month following the Separation from Service (or upon the Participant’s death, if earlier). In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the six-month delay period.

(G)	Any payment otherwise due under the terms of the 409A Award which would (i) not be deductible in whole or in part under Code Section 162(m) , or (ii) violate Federal securities laws or other applicable law may not be made until the earliest date on which such payment no longer is nondeductible or violates such laws. Payment may be delayed for a reasonable period in accordance with the provisions of Code Section 409A (including in the event the payment is not administratively practical due to events beyond the recipient’s control such as where the recipient is not competent to receive the benefit payment, there is a dispute as to amount due or the proper recipient of such benefit payment, or additional time is needed to calculate the amount payable). No interest shall be accrued or be paid because of any delay of payment.

(H)	If any portion of an Award that is scheduled to vest at a single specified date (a vesting “tranche”) is partly deemed a 409A Award and partly deemed exempt from Code Section 409A (as a short-term deferral or otherwise), the time of settlement of only the portion of the Award subject to Code Section 409A shall be subject to the provisions of this Section 11(k).

(I)	The rules applicable to 409A Awards under this Section 11(k)(i) constitute further restrictions on terms of Awards set forth elsewhere in this Plan. Thus, for example, a 409A Option/SAR shall be subject to restrictions, including restrictions on rights otherwise specified in Section 6(b) or 6(c), in order that such Award shall not result in constructive receipt of income before exercise or tax penalties under Section 409A.

(ii)	Rules Applicable to Non-409A Options/SARs. With respect to Non-409A Options/ SARs, in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language “at least 20 percent” shall be used instead of “at least 80 percent” at each place it appears in Sections 1563(a)(1), (2) and (3), and in applying Treasury Regulation § 1.414(c)-2 (or any successor provision) for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c), the language “at least 20 percent” shall be used instead of “at least 80 percent” at each place it appears in Treasury Regulation §1.414(c)-2.

(iii)	Distributions Upon Vesting. In the case of any Award providing for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or an Award agreement or other governing document, the distribution shall be made not later than March 15 of the calendar year following the calendar year in which the risk of forfeiture lapsed.

(iv)	Scope and Application of this Provision. For purposes of this Section 11(k), references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

(l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States, or establish one or more sub-plans for such participants, in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder. Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any subsidiary or affiliate and shall not affect any benefits under any other benefit plan at any time in effect und which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(o) Severability. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(p) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the shareholders of the Company have approved it by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. The date of such shareholder approval shall be the Effective Date. Upon such approval of the Plan by the shareholders of the Company, no further awards shall be granted under the Employee and Outside Director Long-Term Incentive Compensation Plan, but any outstanding awards under that plan shall continue in accordance with their terms. Unless earlier terminated by action of the Board of Directors, the authority to make new grants under the Plan shall terminate on the date that is ten years after the latest date upon which shareholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan. Any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 23, 2013.

NEW JERSEY RESOURCES

CORPORATION

NEW JERSEY RESOURCES CORPORATION

1415 WYCKOFF ROAD

WALL, NJ 07719

Meeting Information

Meeting Type:	Annual

For holders as of:	November 27, 2012

    Date: January 23, 2013             Time: 10:30 AM ET

Location:	Robert B. Meyner Reception Center
at the PNC Bank Arts Center
Holmdel, NJ 07733

    Meeting Directions: Exit 116 on The Garden State

    Parkway

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M51773-P30985

——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT      ANNUAL REPORT      AMENDED NOTICE AND SUPPLEMENT TO PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 9, 2013 to facilitate timely delivery.

——  How To Vote  ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

M51774-P30985

Voting Items	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

A	The Board of Directors recommends that you
	vote FOR all the nominees listed: ☐	☐	☐
1.	Election of the following Directors that
were named on the proxy; four of them
for terms expiring in 2016 and one for a
term expiring in 2014.
Nominees:
01) Lawrence R. Codey
02) Laurence M. Downes
03) Robert B. Evans
04) Alfred C. Koeppe
05) Sharon C. Taylor

		For	Against	Abstain
B	The Board of Directors recommends you vote FOR the following proposal:

2.	To approve a non-binding advisory resolution approving the compensation of our named executive officers.	☐	☐	☐

C	The Board of Directors recommends you vote FOR the following proposal:

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013.	☐	☐	☐

D	The Board of Directors recommends you vote FOR the following proposal:

4.	To re-approve the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.	☐	☐	☐

5.	To transact any other business that may properly be brought before the meeting or any adjournments or postponements thereof.

M51775-P30985

Non-Voting Items
	Yes	No	Change of Address/Comments
Please indicate if you plan to attend this meeting.	☐	☐	Please print new address or comments in the box below.

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719

Solicited on behalf of the BOARD OF DIRECTORS

for the 2013 Annual Meeting of Shareholders

The undersigned hereby appoints Mariellen Dugan and Rhonda M. Figueroa, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareholders of New Jersey Resources Corporation to be held at 10:30 a.m., local time, on Wednesday, January 23, 2013, at the Robert B. Meyner Reception Center at the PNC Bank Arts Center (Exit 116 on the Garden State Parkway), Holmdel, New Jersey 07733 and at any adjournment thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposals 2, 3 and 4 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.

Authorized Signatures - This section must be completed for your instructions to be executed.

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.

/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)

M51776-P30985

NEW JERSEY RESOURCES CORPORATION 1415 WYCKOFF ROAD WALL, NJ 07719

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 22, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 22, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you vote by telephone or Internet, please do not send your proxy by mail.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M51781-P30985	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW JERSEY RESOURCES CORPORATION Vote on Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
A	The Board of Directors recommends that
you vote FOR all the nominees listed:
1.	Election of the following Directors that were named on the proxy; four of them for terms expiring in 2016 and one for a term expiring in 2014.	☐	☐	☐
Nominees:
01) Lawrence R. Codey 04) Alfred C. Koeppe
02) Laurence M. Downes 05) Sharon C. Taylor
03) Robert B. Evans
Vote on Proposal 2
B	The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
2.	To approve a non-binding advisory resolution approving the compensation of our named executive officers.					☐	☐	☐
Vote on Proposal 3
C	The Board of Directors recommends you vote FOR the following proposal:
3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013.					☐	☐	☐
Vote on Proposal 4
D	The Board of Directors recommends you vote FOR the following proposal:
4.	To re-approve the material terms of the performance goals under the New Jersey Resources Corporation 2007 Stock Award and Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.					☐	☐	☐
5.	To transact any other business that may properly be brought before the meeting or any adjournments or postponements thereof.
E	Non-Voting Items
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No
F	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below.

In case of joint owners, each owner should sign. When signing in a fiduciary or representative capacity, please give full title as such. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Amended Notice and Supplement to Proxy Statement

are available at www.proxyvote.com.

ê   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ê

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M51782-P30985

Proxy — New Jersey Resources Corporation

1415 Wyckoff Road, Wall, NJ 07719

Solicited on behalf of the BOARD OF DIRECTORS

for the 2013 Annual Meeting of Shareholders

The undersigned hereby appoints Mariellen Dugan and Rhonda M. Figueroa, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareholders of New Jersey Resources Corporation to be held at 10:30 a.m., local time, on Wednesday, January 23, 2013, at the Robert B. Meyner Reception Center at the PNC Bank Arts Center (Exit 116 on the Garden State Parkway), Holmdel, New Jersey 07733 and at any adjournment thereof, and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, and, if applicable, hereby directs the trustee(s) of the employee benefit plan(s) shown on this card to vote the shares of stock allocated to the account of the undersigned.

The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees, FOR Proposals 2, 3 and 4 and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any and all adjournments or postponements thereof.

Address Change/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE